Tecnoglass, Inc . (NASDAQ : TGLS ; OTCBB : TGLSW) is a leading manufacturer of hi - spec, architectural glass and windows for the global residential and commercial construction industries . • Tecnoglass believes it is the #1 glass transformation company in Colombia, with ~40% market share. • Glass Magazine ranked Tecnoglass as the second largest glass fabricator serving the U.S. market in 2013. • Tecnoglass serves 800+ customers in North, Central and South America; in 2013, ~ 36% of sales were to the U.S. • Tecnoglass is authorized to sell hurricane windows in Miami - Dade County, FL, one of the most demanding certifications in the world for manufacturers of windows and window frames. • Meaningful manufacturing and delivery cost advantages over industry peers. • Strategic location in Barranquilla, Colombia provides convenient, cost - effective access to the Americas, the Caribbean & the Pacific. • 1.2 million square foot manufacturing facility; completed a $29 million capital investment plan in 2013. • Significant growth (2012 - 2013) in revenue and Adjusted EBITDA, with continued growth expected in 2014. • Newly - acquired public company status has increased bonding capacity from $60 million to more than $200 million. • Only Colombian - headquartered company listed on NASDAQ. Investment Highlights A NNUAL F INANCIAL H IGHLIGHTS & 2014 F ORECAST ( IN MM S , EXCEPT PER SHARE DATA ) 2014F 2013 2012 T OTAL R EVENUES $205.7 $183.2 $130.3 N ET I NCOME $16.8 $14.7 (1) $ 5.9 N ET I NCOME PER D ILUTED SHARE $ 0.71 (1) $ 0.29 D ILUTED A VERAGE S HARES O UTSTANDING 20.7 20.6 W ORKING C APITAL $ 52.1 $ 31.8 A DJUSTED EBITDA $42.2 $ 38.5 $ 22.3 S HAREHOLDERS ’ E QUITY $ 65.1 $ 47.3 Park Square at Doral (Miami, FL) Trump Plaza (Panama) South Dade Miami Cultural Arts Center (Miami, FL) The W Hotel (Ft. Lauderdale, FL) Miami Courthouse (Miami, FL) 4 Waterway Square (The Woodlands, TX) Aeropuerto El Dorado (Bogota) Representative Projects State - of - the - Art Facility A. Lorne Weil, Non - Executive Chairman lorne.weil@tecnoglass.com Devin Sullivan Senior Vice President (212) 836 - 9608 dsullivan@equityny.co m José Daes, Chief Executive Officer jdaes@energiasolarsa.com 2013 Revenue Breakdown 56% 36% 6% 2% (1) Excludes $7.6 M gain related to change in fair value of warrant liability Christian Daes, Chief Operating Officer chris@tecnoglass.com

This document includes certain forward - looking statements, including statements regarding future financial performance, future g rowth and future acquisitions. These statements are based on Tecnoglass managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in eco nomic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Tecnoglass’s business. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission which contain additional important facto rs that could cause actual results to differ from its current expectations and from the forward - looking statements made in this presentation. The Equity Gr oup Inc. is retained by Tecnoglass to provide investor relations services. Adjusted EBITDA Reconciliation Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles (“GAAP”). Managemen t believes Adjusted EBITDA, in addition to operating profit, net income and other GAAP measures, is useful to investors to eval uat e the Company’s results because it excludes certain items that are not directly related to the Company’s core operating performance . I nvestors should recognize that Adjusted EBITDA might not be comparable to similarly - titled measures of other companies. This measure sho uld be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance w ith GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure in accordance with SEC Regulation G follows: $ in MMs Adjusted EBITDA Depreciation Adjusted EBIT Warrants Liability Interest Expense Tax Provision Net Income Net Income w/o Warrants 2012 22,296 7,668 14,628 - 0 - 5,513 3,223 5,892 5,892 2013 38,506 7,238 31,268 (7,626) 7,886 8,696 22,312 14,686 2014 F 42,239 8,492 33,747 - 0 - 8,624 8,291 16,832 16,832